PREMIUM FINANCE AGREEMENT

PREMIUM ASSIGNMENT C O R P O R A T I O N (logo)	New York P.O. Box 8800-3522 Thomasville Rd. Tallahassee, FL 32314 Phone 850-907-5610

***C752093***

[___]PERSONAL [_X_ ]COMMERCIAL [_X_ ]NEW [___]AGENCY RENEWAL [___]ADD'L PREMIUM

THIS AGREEMENT, made effective the 8 day of January 2013 , between
BALTIA AIRLINES INC
(Name of Borrower/Insured exactly as it appears m financed policies)
ADDRESS JFK INTL AIRPORT BLDG 151 ROOM 361
CITY JAMAICA STATE NY ZIP 11430 PHONE# (7I8) 244-8880
hereinafter called the Borrower, and Premium Assignment Corporation, a Florida Corporation hereinafter called Lender, for the purpose of financing the purchase of insurance policies described in the Scheduled Policies of Insurance listed in page 3 to this Agreement.

TOTAL PRICE OF PREMIUMS 162,300.00	-CASH DOWN PAYMENT 40,575.00	-PRINCIPAL BALANCE OWED ON PREMIUMS 121,725.00	+DOC STAMPS & SERVICE FEE (if applicable) 0.00	-TOTAL AMOUNT FINANCED 121,725.00	+FINANCE CHARGE (Amount credit costs over term of loan) 2,056.90	-TOTAL OF PAYMENTS {Amount paid if all payments made as scheduled) 123,781.90	ANNUAL INTEREST RATE 3.67
SELECT BILLING OPTION: [_] Payment Book [X] Monthly Invoice [_] Direct Debit YOUR PAYMENT SCHEDULE WILL BE: Each monthly payment due on same day of each succeeding month until paid in full.					Amount of Monthly Payment 12,378.19	Number of Payments 10	Date First Payment is Due 2/8/2013

FOR VALUE RECEIVED, BORROWER PROMISES TO PAY to the order of Lender at the address given at the top ofth1s page, the Total Amount Financed and all sums shown above, including interest at the Annual Interest Rate and other charges as described hereinafter, pursuant to the terms stated below and in page 2 of this Agreement.

1. SECURITY FOR PAYMENT: To secure payment of all sums due under this Agreement, Borrower grants Lender a security interest in any unearned premiums or other sums which may become payable under the Scheduled Policies of insurance shown on page 3.

2. LIMITED POWER OF ATTORNEY: BORROWER IRREVOCABLY APPOINTS LENDER AS ATTORNEY-IN-FACT TO CANCEL THE SCHEDULED POLICIES OF INSURANCE AFTER BORROWER DEFAULTS IN MAKING PAYMENTS UNDER THIS AGREEMENT.

3. NOTICE TO BORROWER: (1) Do not sign this Agreement before you read it, or if it contains any blank space (other than as provided on the next page), (2) You are entitled to have and should retain a completely filled in copy of this Agreement to protect your legal rights, (3) Under the Jaw, you have the right to pay off in advance the full amount due and under certain conditions to obtain a partial refund of the service charge, and (4) BY SIGNING BELOW BORROWER AGREES TO THE PROVISIONS ABOVE AND ALL OF THE TERMS WHICH APPEAR ON THE SECOND PAGE OF THIS AGREEMENT AND ACKNOWLEDGES RECEIPT OF COPIES OF PAGES 1, 2 AND 3 OF THIS AGREEMENT.

SIGNATURE OF ALL INSURED(S) NAMED IN POLICIES OR AUTHORIZED AGENT OF INSURED(S), AS PERMITTE BY LAW:

__3-1-2013__ X_/signed - Igor Dmitrowsky/_________ ___________ ____________________________
__Date _____ _Name and Title: PRESIDENT________ _Date______ _Name and Title ______________

PRODUCER'S REPRESENTATIONS & WARRANTIES

The undersigned Producer represents and warrants that: (A) The Cash Down Payment shown above has been paid by or on behalf of the Borrower. (B) The Total Price of Premiums shown above has been or will be used to purchase insurance policies shown in the Scheduled Policies of Insurance on page 3 of this Agreement. Any portion of the Total Price of Premiums received by Producer that is not used to purchase such insurance policies, as well as any refunds or credits on such policies, shall be promptly paid to Lender. (C) To the best of the undersigned's knowledge and belief, Borrower is not subject to any bankruptcy or insolvency proceedings and Producer has no reason to believe that Borrower is insolvent. (D) The Borrower's signature(s) is (are) genuine and authorized, or to the extent permitted by applicable law, the Producer has been authorized by Borrower to sign this Agreement on Borrower's behalf. (E) Producer has delivered or will deliver a copy of this Agreement to Borrower. Producer agrees that the Representations & Warranties above, as well as those on page 3 of this Agreement, arc a binding contract between Producer and Lender.

PRODUCER/AGENCY
Name _____AVIATION RISK MGMT ASSOCIATES INC ____
Address ___377 W VIRGINIA ST _____________ ______________ __________________________________
_________CRYSTAL LAKE, IL 60014 _________ Date __________ PRODUCER'S SIGNATURE________
REV. 09/02 - NY

PREMIUM ASSIGNMENT
C O R P O R A T I O N
(logo)

IN CONSIDERATION of the payment by Lender of the Principal Balance Owed on Premiums shown on page 1 to the insurance companies named in the Scheduled Policies of Insurance shown on page 3 (or the agents of such companies), the Borrower agrees:

4. ACCEPTANCE DATE This Agreement is binding upon its acceptance by Lender. Acceptance shall occur upon payment of the Principal Balance Owed on Premiums to the insurance companies named in the Scheduled Policies of insurance, or the agents of such companies.

5. PAYMENTS Borrower shall make payments directly to Lender in the amounts and at the same time specified on page 1 of this Agreement Payments shall be made at Lender's address given at the top of page 1 or such other address as Lender may direct in writing. Payments made to any other address, person, firm, corporation or insurance agency (including but not limited to the Producer) shall not constitute payment to Lender. Payments received after cancellation of the Scheduled Policies of Insurance shall be credited to the unpaid balance due under this Agreement and shall not constitute reinstatement of the cancelled policies, nor shall it constitute a waiver by Lender of any rights.

6. LATE CHARGES If a payment is more than 5 days late, Borrower agrees to pay a late charge of5% of each delinquent or unpaid installment, unless prohibited by applicable law.

7. DEFAULT/CANCELLATION A default shall occur if Borrower fails to pay any sums required by this Agreement in a timely manner, including interest m1d Late Charges, or if Borrower fails to carry out any other obligations under this Agreement. After default, any unpaid balance of the Total Amount Financed may become immediately due and payable in full at the option of Lender, and Lender may enforce its security interest and its rights under the Limited Power of Attorney. Interest will continue to accrue on the unpaid balance at the Annual Percentage Rate or maximum rate allowed by applicable law, at the option of Lender, until all balances owed under this Agreement are paid. Lender may request cancellation of all or any of the Scheduled Policies of Insurance at the earliest time after default permitted by applicable law.

8. EXCESS INTEREST OR FEES It is the intent of the Lender that no interest, fee or charge in excess of that permitted by applicable law will be charged, taken or become payable under this Agreement. In the event it is determined that Lender has taken, charged or accrued interest, fees or charges in excess of that permitted under law, such excess shall be returned to Borrower or credited against the sum due Lender hereunder.

9. REFUNDS The Borrower will receive a refund of the finance charge if the account is prepaid in full prior to the last installment due date. TI1e refund shall be computed according to applicable law subject to a nonrefundable service charge of $10.

10. SHORTAGE OR OVERAGE OF RETURNED PREMIUM If Lender does not receive unearned premiums or other funds after cancellation or expiration of the Scheduled Policies of Insurance in an amount sufficient to pay the unpaid balance due under this Agreement, Borrower agrees to pay the deficiency to Lender on demand. Interest shall accrue on the deficiency at the Annual Percentage Rate, or the maximum rate allowed by applicable law, at the option of Lender. If the unearned premiums received by Lender are more than the amount due under this Agreement, the excess shall be returned to Borrower within the time allowed by applicable lav,'. Borrower has no right to any excess of less than the minimum amount required to be paid by applicable law.

11. ATTORNEYS FEES/COURT COSTS Borrower agrees to pay all attorneys fees, expenses and costs incurred by Lender in collecting amounts due from Borrower under this Agreement, including attorneys fees incurred on appeal and in bankruptcy, unless prohibited or limited by applicable law.

12. LENDER RELATIONSHIP Borrower acknowledges that: (a) Lender is not an insurance agent nor an insurance company, (b) This Agreement is a financing agreement and not an insurance policy or guarantee of insurance coverage, (c) Lender has played no part in the selection or structuring of the financed insurance policies, (d) Lender has no obligation to request reinstatement of any insurance policies properly cancelled after a default under this Agreement, and (e) The decision of whether to reinstate insurance coverage is made solely by the insurance companies providing coverage, not Lender

13. ADDITIONAL PREMIUMS Lender may advance to Producer, as Borrower's agent, or to an insurance company any additional premiums that may become due, less normal down payment, adding the advanced amount, plus any finance charge, to Borrower's balance under this Agreement. However, any additional premium which is owed to the insurance company(ies) named in the Scheduled Policies of insurance as a result of any misclassification of risk which is not paid in full or financed in tills Agreement may result in cancellation of the coverage by the insurance company for nonpayment of premium. Lender's payment shall not be applied by the insurer to pay for any additional premium owed by Borrower as a result of any misclassification of risk.

14. LENDER LIABILITY Lender is not responsible for any damages resulting from cancellation of the Scheduled Policies of Insurance by Lender, as long as the cancellation was done in accordance with applicable law. Borrower shall be responsible for Lender's reasonable attorneys fees and expenses for any unsuccessful action filed by Borrower seeking damages for improper cancellation. Lender's liability for breach of this Agreement shall be limited to the Principal Balance Financed under this Agreement, if permitted by applicable law.

15. RETURNED CHECKS Borrower agrees to pay a returned check fee, as allowed by applicable law, for each of Borrower's checks returned to Lender for Insufficient funds or because the insured has no account in the payor bank.

16. WARRANTIES OF BORROWER Borrower warrants that: (a) Each of the Scheduled Policies of Insurance have been issued or a binder has been issued; (b) Borrower has not and will not assign or encumber any w1earned premium of the Scheduled Policies of Insurance or grant a power of attorney to cancel the Scheduled Policies of Insurance to anyone other than Lender until all sums due under this Agreement are paid in full; (c) Lender may assign all its rights under this Agreement as allowed by applicable law; (d) No proceeding in bankruptcy or insolvency has been instituted by or against Borrower or is contemplated by Borrower, and (e) No insurance financed by this Agreement was purchased for personal, family or household purposes, unless so indicated on page 1.

17. INTEREST CALCULATION Interest is computed on an annual basis of 12 months of 30 days on the balance of the Total Amount Financed, from the effective date of the earliest insurance policy for which premiums are being advanced to the date when all sums due w1der this Agreement arc paid.

18. BLANK SPACES Borrower agrees that if any policy financed by this Agreement has not been issued at the time the Agreement is signed, tl1e names of the insurance companies issuing the financed policies, the policy numbers and the due date of the first installment may be inserted in the Agreement after it is signed.

19. GOVERNING LAW The Parties agree that the law of the state in which this Agreement is executed shall control the interpretation of the Agreement and the rights of the parties, unless the Agreement is executed in a state witl10ut premium finance laws, in which case tl1e law of the State of Florida shall govern.

20. SAVINGS AND MERGER CLAUSE The Parties agree that if one or more portions of this Agreement are found to be invalid or unenforceable for any reason, the remaining portions shall remain fully enfOrceable. The parties also agree that this Agreement contains the entire agreement between the parties regarding the subject matter herein and supersedes any prior discussions.

21. FINANCING OPTION Entry into this financing arrangement is not a condition of obtaining insurance. You may opt to pay the premium for such insurance without financing such premium, or to obtain financing from some other source if you choose.

State: NY

PREMIUM ASSIGNMENT
C O R P O R A T I O N
(logo)

----SCHEDULED POLICIES OF INSURANCE

V8(0)N13.69

BALTIA AIRLINES INC JFK INTL AIRPORT BLDG 151 ROOM361 JAMAICA, NY 11430 (718) 244-8880	***C752093***	AVIATION RJSK MGMT ASSOCIATES INC 19766 377 W VIRGINIA ST CRYSTAL LAKE, IL 60014-5756 (815) 356-8811
Premium	Down Payment	Unpaid Balance	Doc Stamps/Fees	Amt. Financed	Finance Charges	Total Payments
162,300.00	40,575.00 (25%)	121,725.00	0.00	121,725.00	2,056.90	123,781.90

Payment	Payments	Rate	First Due	Type	Status	Contract Type
12,378.19	10	3.67%	2/8/2013	INVOICE	NEW	COMMERCIAL

EFF DATE EXP DATE	COMPANY /BROKER	CITY	ST	CO. #	TYPE MEP	POLICY NO.	TOTAL PREMIUM
1/8/2013 1/8/2014	CO: STAR INS CO MGA:	SOUTHFIELD	MT	84176	AIR 0.00%	AC076384 401	134,800.00
1/8/2013 1/8/2014	CO: LLOYDS OF LONDON MGA: AVIATION RISK MGMT ASSOC	TALLAHASSEE CRYSTAL LAK	FL TL	82864 67075	EXCS 0.00%	AVNPE12 00089	27,500.00

Created By: __UFNM36______________________________________	Auth Code: ________________________________

ADDITIONAL REPRESENTATIONS & WARRANTIES OF PRODUCER

(F) All information provided above is complete and correct in all respects and the policies listed above are or will be in force on the stated Effective Date and delivered by Producer to the Borrower, except for assigned risk or residual market policies.

(G) lf any information listed above is or becomes incomplete or inaccurate, Producer shall promptly provide correct information to Lender.

(H) The Producer is an authorized policy issuing agent of the companies issuing the policies listed above or is the authorized agent of the MGA or broker placing the coverage directly with the insuring company, except those policies indicated with an "X".

(I) None of the policies listed above are subject to reporting or retrospective rating provisions. All policies subject to audit, minimum or fully earned premium provisions are indicated below:

Policy No and Prefix No: _________________________________________________________

(J) Except as indicated above, all Scheduled Policies of Insurance can be cancelled by Borrower or Lender on 10 days notice and the unearned premiums will be computed pro rata or on the standard short rate table.

(K) If any Scheduled Policies of Insurance are subject to audit, Producer and Borrower have made good faith determination that the deposit, provisional or initial premiums are not less than the anticipated premiums to be earned for the full term of the policy(ies).

(L) Upon cancellation of any of the Scheduled Policies of Insurance, Producer shall remit to Lender the full amount of the tmearned premium, including unearned commission, as well as any other payments or credits received by Producer, up to the unpaid balance due under this Agreement, within 15 days of receipt from the insuring company.

DOCUMENTARY STAMPS REQUIRED BY LAW IF ANY ARE AFFIXED TO MONTHLY JOURNAL AND CANCELLED.